BETWEEN:


                         2495 HAINES ROAD HOLDINGS LTD.


                                     - and -


                             STEELBANK TUBULAR INC.







                                      LEASE

                 regarding 2495 Haines Rd., Mississauga, Ontario















                                                       GARDINER ROBERTS LLP
                                                       Barristers and Solicitors
                                                       Scotia Plaza
                                                       40 King Street West
                                                       Toronto, Ontario
                                                       M5H 3Y2

Schedule "A" - Description of Lands
Schedule "B" - Definitions
Schedule "C" - Exterior Maintenance
Schedule "D" - Form of Guarantee
Schedule "E" - Sketch  showing  Leased  Premises,  Lands and  Common  Areas and
               Facilities
Schedule "F" - Rules and Regulations

                  THIS INDENTURE made as of the 22nd day of November, 2006

BETWEEN:

                         2495 HAINES ROAD HOLDINGS LTD.

                       (Hereinafter called the "Landlord")

                                                            OF THE FIRST PART;

                                     - and -


                             STEELBANK TUBULAR INC.

                        (Hereinafter called the "Tenant")

                                                           OF THE SECOND PART;

                                   ARTICLE I
                                 DEMISE AND TERM

1.1  Premises

     WITNESSETH that in consideration of the rents, covenants and agreements hereinafter reserved and contained on the part of the Tenant to be paid, observed and performed, the Landlord does demise and lease unto the Tenant and the Tenant leases from the Landlord, the Leased Premises.

1.2  Term

     To have and to hold the Leased Premises for and during the term of 10 years and 9 days commencing on the 22nd day of November, 2006 and ending on the 30th day of November, 2016.

1.3  Acceptance of Premises

     The Tenant shall accept the Leased Premises and take possession thereof in its then current condition on an "as-is" basis and such taking of possession shall be conclusive evidence as against the Tenant that at the time thereof the Leased Premises were in good order and satisfactory condition and that all promises, representations and undertakings by or binding upon the Landlord with respect to any alteration, remodelling or decorating of or installation of fixtures in the Leased Premises, have been fully satisfied and performed by the Landlord. The Tenant acknowledges that the existing leasehold improvements, if any, are acceptable and that the Tenant is taking possession of the Leased Premises as is.

1.4  Quiet Enjoyment

     If the Tenant pays the Rent hereby reserved and observes and performs the covenants on its part contained in this Lease, then the Tenant may peaceably possess and enjoy the Leased Premises for the Term hereby granted without disturbance from the Landlord or any other party lawfully claiming by, from or under the Landlord.

                                   ARTICLE II
                                      RENT

 2.1  Intent of Lease

     The Tenant acknowledges that it is intended and agreed that this is a completely carefree net lease for the Landlord and that the Landlord is not responsible during the Term for any taxes, impositions, costs, charges, expenses or outlays of any nature or kind relating to the Leased Premises, save only as specifically set out in this Lease, and that the Tenant shall be responsible for and shall promptly pay all such taxes, costs, impositions, charges, expenses and outlays.

2.2 Basic Rent

     The Tenant covenants and agrees to pay to the Landlord, without any prior demand therefore and without any deduction, abatement of set-off whatsoever, from and after the commencement date, yearly and every year during the Term as Basic Rent for the Leased Premises the following:

     Years 1 to 5: the sum of $465,595.00 in lawful money of Canada to be paid in advance in equal consecutive monthly instalments of $38,799.58 on the first day of each and every month during said period, based on $5.30 per square foot of rentable area of the Building per annum;

     Years 6 to 10: the sum of $509,519.00 in lawful money of Canada to be paid in advance in equal consecutive monthly instalments of $42,459.91 on the first day of each and every month during said period, based on $5.80 per square foot of rentable area of the Building per annum, the first of such payments to be made on the commencement date of the Term. If the Term commences on any day other than the first or ends on any day other than the last day of a month, then Basic Rent for the fractions of a month at the commencement and at the end of the Term shall be adjusted pro rata on a per diem basis.

2.3  Calculation of Basic Rent

     The Basic Rent is calculated on the basis of the rentable area of the Building, which the Landlord and Tenant agree is 87,848 square feet (inclusive of mezzanine area). Neither the area of the Building nor the Rent shall be subject to re-adjustment, notwithstanding any further measurement of the rentable area of the Building.

2.4  Additional Rent

     The Tenant shall pay Additional Rent due and owing to the Landlord on the due date thereof, and otherwise within ten (10) days of written demand therefor or as otherwise hereinafter expressly set out.

2.5  Deposit

     The Landlord acknowledges receipt of:

     (a) $41,127.55 to be held by the Landlord and applied without interest on account of the Basic Rent plus applicable GST for the first month of the Term; and

     (b) $50,000.00 to be held by the Landlord as security for the full and faithful performance by the Tenant of all the agreements, terms, covenants and conditions herein set forth and applied against expenses or other costs or damages incurred by the Landlord and to be payable as liquidated damages and not as penalty, upon forfeiture, default or early termination, without prejudice to any further claims by the Landlord for damages and/or any remedy for recovery thereof. In the event the Tenant observes and performs the terms and conditions on its part under this Lease, such monies shall be returned to the Tenant after expiration of the Term or, at the Landlord's option, shall be applied without interest toward Rent for the last month of the Term. The Landlord may apply all or part of the amount retained as a security deposit, as compensation for any loss or damage arising from the breach by the Tenant of any provision of this Lease. This right will not be construed to limit the Landlord's other rights under this Lease or at law or to limit the amount recoverable by the Landlord for damages in respect of breaches by the Tenant of this Lease. If the Landlord uses all or part of the security deposit, the Tenant will, upon notification by the Landlord, pay to the Landlord the amount required to reimburse it for the amounts so applied. The Landlord will not be required to pay interest to the Tenant on any of the amounts paid to the Landlord or retained by it under this Section. The Landlord may deliver the aforesaid deposit to any purchaser of the Landlord's interest in the Project, Lands and/or Building or any part thereof, whereupon the Landlord will immediately be discharged from any further liability with respect to the deposit. The Tenant will not assign or encumber its interest in the deposit except in connection with a permitted assignment, in which case the Tenant's interest in the deposit will be deemed to have been assigned to the permitted assignee as of the date of the assignment.

2.6  Payments to Landlord

     All payments to be made by the Tenant to the Landlord under this Lease shall be made at the address hereinafter designated or, at such other place or places as the Landlord may designate in writing, or to such agent of the Landlord as the Landlord may from time to time direct.

2.7  Overdue Rent

     The Tenant covenants to pay the Basic Rent and Additional Rent and all other charges provided for in this Lease on their respective due dates in full. The Tenant shall pay the Landlord interest on all overdue Rent, all such interest to be calculated from the date upon which the amount is first due hereunder until actual payment thereof and at a rate being the lesser of (i) three percent (3%) per annum in excess of the minimum lending rate charged to prime commercial borrowers by the Landlord's bank from time to time; and (ii) the maximum rate permitted by law.

2.8  Set-Off

     All Rent payable by the Tenant to the Landlord shall be paid without any deduction, set-off or abatement whatsoever except as expressly hereinafter provided.

2.9  Pre-Authorized Bank Debit

     If the Tenant is late in the payment of any Rent (or any part thereof) in any two (2) consecutive months or more than twice in any twelve (12) month period, then the Tenant shall forthwith provide the Landlord upon demand with such written authorizations as may be required from time to time to debit the Tenant's bank account in favour of the Landlord for outstanding amounts owing by the Tenant to the Landlord under the Lease.

                                  ARTICLE III
                                      TAXES

3.1  Taxes Payable by Tenant

     The Tenant shall pay, without duplication, to the extent any of the following overlap:

     (a) its share of the Taxes attributable to the Project, as determined by the Landlord, acting equitably and reasonably. For greater certainty, to the extent any portion of the Lands other than the Leased Premises is improved by the Landlord or its tenants, the Landlord shall be responsible for any incremental increase in Taxes that result from such improvements. The Landlord shall seek a separate assessment of the Leased Premises if and when the Landlord wishes to sever the Leased Premises from the remainder of the Lands and prior to such time, if the Landlord reasonably requires same, the Landlord shall retain the services of a tax consultant to determine the equitable allocation of such Taxes. For clarity, the Tenant's responsibility for such Taxes as determined by such tax consultant shall be equal to the Taxes the tax consultant reasonably determines that are equitably allocated to the Building, plus a proportionate share of the Taxes the tax consultant reasonably determines are equitably allocated to the Lands. In the event that the Landlord determines the Tenant's share of Taxes as set out above and the Tenant disagrees with the share as determined by the Landlord, the Landlord shall engage a tax consultant to determine the Tenant's share, provided that the Tenant shall pay the full cost of the tax consultant in the event that the tax consultant determines the Tenant's share of Taxes are equal to or more than that determined by the Landlord, or within 5% of the Taxes as determined by the Landlord.

     (b) all taxes, rates, duties, assessments and other charges that are levied, rated, charged or assessed against or in respect of all improvements, equipment and facilities of the Tenant on or in the Leased Premises or any part thereof;

     (c) its share of the Taxes attributable to the Common Areas and Facilities. If the Landlord, acting reasonably, determines same is required, the Landlord shall retain the services of a tax consultant to determine the equitable allocation of such Taxes;

     (d) the full amount of any taxes in the nature of a business transfer tax, value added tax, sales tax or any other tax levied, rated, charged or assessed in respect of the Rent payable by the Tenant under this Lease or in respect of the rental of space under this Lease, whether characterized as a goods and services tax, sales tax, value added tax, business transfer tax or otherwise; and

     (e) its proportionate share of Capital Tax, provided that the Tenant's contribution toward Capital Tax shall be capped at the greater of one-half of the Capital Tax imposed on the Landlord (calculated as if the Property was the only property held by the Landlord) and $2,500 per annum.

     For the purposes of the calculation and allocation of Taxes, the Tenant's share shall be determined by the Landlord or its tax consultant, acting reasonably, which shall be an amount reasonably allocated to the Building, the Tenant's Lands, and a proportionate share of the Taxes for the Common Areas and Facilities. As described above, the Landlord shall engage a tax consultant in the event the Tenant disputes the amount of Taxes allocated by the Landlord.

3.2  Payment of Taxes

     (a) Taxes payable pursuant to paragraph (a), and (c) of Section 3.1 shall, at the option of the Landlord, as directed in writing by the Landlord, either be paid by the Tenant directly to the lawful taxing authority when due, based on an invoice from the Landlord that sets out the total amount of the Taxes and the amount for which the Tenant is responsible, or, directly to the Landlord, based on the same description of the amount of Taxes due, within ten (10) days' written demand therefor;

     (b) Taxes payable pursuant to paragraph (b) of Section 3.1 shall be paid by the Tenant to the lawful taxing authority when due;

     (c) Taxes payable pursuant to paragraph (d) of Section 3.1 shall be paid to the Landlord along with the corresponding payment that is due, such as Basic Rent.

3.3  Appeal of Assessment

     Provided that the Landlord is not already contesting the Taxes for a particular year and does not plan to contest such Taxes, and provided the Tenant provides the Landlord with reasonable security, as determined by the Landlord, acting reasonably, the Tenant shall have the right to contest at its own expense (and in the name of the Landlord, if necessary) by appropriate legal proceedings the validity of any Taxes. The Tenant shall be responsible for all increases in Taxes occurring as a result of any such contest of Taxes and the Tenant shall not be entitled to defer payments of Taxes. The Landlord shall execute all powers of attorney and other documents or proceedings necessary or useful in order to permit the Tenant to contest, at the Tenant's own expense in its own name or in the Landlord's name, the validity of any Taxes. Nothing herein shall oblige the Tenant or the Landlord to contest the validity of such Taxes.

                                   ARTICLE IV
                              HEATING AND UTILITIES

4.1  Utility Charges

     The Tenant shall pay to the suppliers thereof on the due dates, all charges for electric current and all other utilities supplied to or used in connection with the Leased Premises.

4.2  Heating

     The Tenant shall maintain the temperature in the Building at a reasonable level to avoid damage occurring in or to the Building.

4.3  Service Contracts

     The Tenant covenants and agrees to take out a standard servicing contract with a capable and reputable company for the service and maintenance of the heating units and furnaces and air conditioning equipment serving the Building, such contract to include the monthly cleaning of exchangers and the replacement of filters, and to keep such contract in force at its own cost throughout the Term. The Tenant agrees to provide the Landlord with a copy of such servicing contract and all service records.

                                   ARTICLE V
                             MAINTENANCE AND REPAIR

5.1  Repairs and Replacements

     The Tenant shall at its own cost repair, replace, maintain and keep the Leased Premises and every part thereof, including without limitation the Leasehold Improvements and the heating, ventilating and air conditioning equipment serving the Building, fixtures and furnishings (whether or not installed or furnished by the Tenant), in good and substantial repair and condition as a prudent owner would do, reasonable wear and tear and repairs and replacements to the Structure only excepted (provided that there shall be no exception for damage caused by the negligent act or omission of the Tenant or anyone for whom it is in law responsible). For clarity, it is acknowledged that the Tenant shall be responsible for maintenance of the Structure, but not for repairs or replacements to the structure, except to the extent necessary as a result of any act or omission of the Tenant, its employees, agents, suppliers or invitees, including, without limitation, failure to properly maintain the Structure. The Landlord shall be responsible for Structural repairs and replacements (except the extent previously set forth) and the Tenant shall pay to the Landlord, upon demand, the cost of such repairs and replacements made by the Landlord, provided that for repairs and replacements to the Structure that are capital in nature, as determined by the Landlord, in accordance with generally acceptable accounting principles, the Landlord shall amortize such costs (plus interest on the unamortized portion of such costs at the rate of Prime plus 5% per annum), over the useful life of the relevant repair or replacement on a straight-line basis and the Tenant shall only be required to pay the portion of such cost as is amortized over the remainder of the Term (and any extensions or renewals thereof), to be paid by annual instalments. By way of example, in the event of a capital repair costing $20,000 with a useful life of 10 years, the Tenant would be required to pay $2,000 (plus interest) each year as its contribution, until the expiration of the Lease as may be extended or renewed, or until the full amortization and payment to the Landlord of such amount, whichever is earlier.

     The Tenant agrees that the Landlord may enter for the purpose of making Structural repairs and/or replacements as may be required, and may enter to view the state of repair and condition and that the Tenant shall repair in accordance with notice in writing from the Landlord; provided that if the Tenant neglects to so maintain or to make such repairs or replacements promptly after notice, the Landlord may, at its option, do such maintenance or make such repairs or replacements at the expense of the Tenant, and in any and every such case the Tenant covenants with the Landlord to pay to the Landlord forthwith as Additional Rent all sums which the Landlord may have expended in doing such maintenance and making such repairs and/or replacements, together with an administration fee of 15% of the cost of such repairs and/or replacements; provided further that the doing of such maintenance or the making of any such repairs or replacements by the Landlord shall not relieve the Tenant from its obligation to maintain, repair and replace. The Tenant shall provide the Landlord with notice of all accidents, or any material damage or defect to the Leased Premises or on the Project of which the Tenant is aware.

5.2  View and Repair

     The Tenant shall allow the Landlord or its duly appointed agent and work people at reasonable times on request to enter the Leased Premises and view the state of repair and the Tenant shall repair as aforesaid according to notice in writing, provided always that if the Tenant shall not within fifteen (15) days of such notice, commence and proceed diligently with the execution of the repairs and works mentioned in such notice, it shall be lawful for the Landlord to enter upon the Leased Premises and execute such repairs and works and to charge the cost thereof to the Tenant.

5.3  Alterations

     The Tenant shall not, without the prior written approval of the Landlord, which approval shall not be unreasonably withheld, make any installations, alterations, additions, partitions, repairs or improvements in or to the Leased Premises, including, without limitation, doing anything which might affect the structural portions of the Leased Premises or the electrical, lighting, heating, ventilating, air-conditioning, sprinkler, fire protection or other systems therein. The Tenant's request for approval shall be in writing and accompanied by an adequate description of the contemplated work, and where appropriate, working drawings and specifications therefor; the Landlord's costs of having its architects, engineers or others examine such drawings and specifications shall be payable by the Tenant upon demand as Additional Rent; the Landlord may require that any or all such work be done by the Landlord's contractors or workmen or by contractors or workmen engaged by the Tenant but first approved by the Landlord. All such work shall be subject to inspection by and the reasonable supervision of the Landlord and shall be performed in accordance with all applicable laws and any reasonable conditions (including but not limited to a reasonable supervision fee of the Landlord to be paid by the Tenant) and regulations imposed by the Landlord, and shall be completed in a good and workmanlike manner and with reasonable diligence in accordance with the approvals given by the Landlord. Any connections of apparatus to the base electrical, plumbing, heating, ventilating or air-conditioning systems shall be deemed to be an alteration within the meaning of this Section. The Tenant shall, at its own cost and before commencement of any work, obtain all necessary building or other permits and keep same in force.

5.4  Removal of Fixtures and Improvements

     Leasehold Improvements shall immediately become the property of the Landlord upon affixation or installation without compensation therefor to the Tenant but the Landlord is under no obligation to repair, maintain or insure Lease hold Improvements. Leasehold Improvements shall not be removed from the Leased Premises either during or at the expiration or earlier termination of the Term, except that the Tenant shall, at the end of the Term, remove such Leasehold Improvements installed or constructed by or on behalf of the Tenant's as the Landlord may require to be removed. The Tenant may, during the Term, remove its trade fixtures provided that the Tenant is not in default under this Lease and such trade fixtures are immediately replaced by trade fixtures of equal or better value. The Tenant shall at the expiration or earlier termination of the Term remove its trade fixtures as the Landlord may require. Any removal of Tenant's trade fixtures or Leasehold Improvements shall be done at the Tenant's sole cost and expense and the Tenant shall forthwith repair at its own cost any damage caused to the Leased Premises or any part thereof by the installation or removal of trade fixtures or Leasehold Improvements. If the Tenant does not remove its trade fixtures at the expiration or earlier termination of the Term, then the trade fixtures shall, at the option of the Landlord, become the property of the Landlord and may be removed from the Leased Premises and/or sold or otherwise disposed of by the Landlord in such manner as it deems advisable. For greater certainty, the Tenant's trade fixtures shall not include any heating, ventilating or air-conditioning equipment or other building services or floor covering affixed to the floor of the Leased Premises. The obligations of the Tenant set forth in this Section shall survive the expiry or other termination of the Term. Notwithstanding the foregoing, the Tenant shall not be required to remove the Leasehold Improvements in existence on the commencement date, or any other Leasehold Improvements installed by the Tenant which the Landlord has agreed in writing, are not required to be removed.

5.5  Construction Liens

     The Tenant covenants to pay promptly all its contractors and material men and do any and all things necessary to minimize the possibility of a lien attaching to the Leased Premises or to any part of the Building or the Lands and, should any such lien be made or filed, the Tenant shall discharge the same forthwith (after notice thereof is given to the Tenant) at the Tenant's expense and in any event within fifteen (15) days of receipt of notice, unless the Landlord is currently involved in the sale, financing or refinancing or the potential sale, financing or refinancing of the Project in which case the Tenant shall discharge same within five (5) days of receipt of notice. In the event the Tenant shall fail to cause any such lien to be discharged as aforesaid, then, in addition to any other right or remedy of the Landlord, the Landlord may, but it shall not be so obligated, discharge same by paying the amount claimed to be due into Court or directly to any such lien claimant and the amount so paid by the Landlord and all costs and expenses including but not limited to solicitor's fees (on a solicitor and client basis), incurred for the discharge of such lien shall be due and payable by the Tenant to the Landlord as Additional Rent on demand.

5.6  Repairs on Termination

     At the expiration or sooner termination of the Term the Tenant shall, at its own expense:

     (a) deliver up possession of the Leased Premises to the Landlord in the same condition in which the Tenant is required under this Lease to repair and maintain the Leased Premises, together with all Leasehold Improvements which the Tenant is required or permitted to leave therein or thereon free and clear of all encumbrances and in a clean and tidy condition and free of all rubbish and to deliver to the Landlord all keys and security devices;

     (b) remove any and all materials which may be deemed by any applicable legislation as contaminated or hazardous (and which have been brought onto the Leased Premises by or on behalf of the Tenant or which are a result of the Tenant's use or occupation of the Leased Premises), and clean up any and all resultant contamination in compliance with all applicable laws and regulations;

     (c) remove from the Leased Premises at the option of the Landlord, in compliance with all applicable laws and regulations, any and all storage and/or holding tanks (whether above or below ground) installed by or on behalf of the Tenant from and after the Commencement Date and all pits and trenches created by or on behalf of the Tenant; and

     (d)  remove  such   Leasehold   Improvements   and  repair  all  damage  of
          installation  and  removal of same,  as may be  required  pursuant  to
          Section 5.4.

     The covenants contained in this Section shall survive the expiry or other termination of the Term.

                                   ARTICLE VI
                            ASSIGNING AND SUBLETTING

6.1  Assigning or Subletting

     (a) The Tenant shall not assign this Lease or sublet or franchise, license, grant concessions in, or otherwise part with or share possession of the Leased Premises or any part thereof (hereinafter referred to as a "Transfer") without the prior written consent of the Landlord, not to be unreasonably withheld or delayed; at the time the Tenant requests such consent the Tenant shall deliver to the Landlord such information in writing as the Landlord may reasonably require, including, without limitation, a copy of the proposed offer or agreement, if any, to Transfer and the name, address and nature of business and evidence as to the financial strength of the proposed assignee or subtenant or other user (hereinafter referred to as a "Transferee"). Notwithstanding anything else herein contained, in no event shall any Transfer of this Lease release or relieve the Tenant in any regard whatsoever from any of its obligations or liabilities under or in respect of the Lease. It shall not be considered unreasonable for the Landlord to withhold its consent to a Transfer in the event the Landlord is not satisfied, in its reasonable discretion, that the proposed Transferee has a sufficient financial strength and covenant to perform all the Tenant's obligations and covenants in this Lease, including, without limitation, the Tenant's remediation obligations set out in Sections 14.15 and 14.16 herein.

          PROVIDED however, and it is made a condition to any Transfer that:

          (i) The proposed Transferee shall agree in writing to assume and perform all of the terms, covenants, conditions and agreements by this Lease imposed upon the Tenant herein in a form to be approved by the solicitor for the Landlord;

          (ii) The Tenant shall pay the Landlord all reasonable legal fees in connection with the Transfer;

          (iii) The consent of the Landlord is not a waiver of the requirement upon the Tenant for the Landlord's consent for any subsequent Transfer;

          (iv) The acceptance by the Landlord of Rent from a Transferee without the Landlord's consent to such Transfer shall not constitute a waiver of the requirement of such consent nor shall it constitute an acceptance of such party as the Tenant;

          (v) If the Transfer does not take place within sixty (60) days of the giving of consent by the Landlord, then the Landlord's consent to such Transfer shall, at the Landlord's option, expire and become null and void; and

          (vi) If the Lease is disaffirmed, disclaimed or terminated by any trustee in bankruptcy of a Transferee, then the original Tenant named in this Lease will be deemed on notice from the Landlord given within sixty (60) days from the date of such disaffirmation, disclaimer or termination to have entered into a Lease with the Landlord containing the same terms and conditions as in this Lease.

     (b) If a Transfer occurs without the consent of the Landlord when required, then the Landlord may collect Rent from the party in whose favour the Transfer was made and apply the net amount collected to the Rent herein reserved but no such Transfer will be considered a waiver of this covenant or the acceptance of the party in whose favour the Transfer was made as a tenant hereunder.

     (c) The Landlord shall not be liable for any claims or actions by or for any damages, liabilities, losses or expenses of the Tenant arising out of the Landlord unreasonably withholding its consent to any Transfer and the Tenant's only recourse shall be to bring an application for a declaration that the Landlord shall grant its consent to such Transfer.

     (d)  Intentionally deleted.

6.2  Change of Control

     If the Tenant or any assignee or subtenant is a private corporation and any part or all of the corporate shares of the Tenant or such assignee or subtenant shall be transferred by sale, assignment, amalgamation, bequest, inheritance, operation of law or other disposition or dispositions so as to result in a change in the control of the corporation, such change of control shall be considered a Transfer and shall be subject to the provisions of Section 6.1 hereof. The Tenant shall make available to the Landlord upon its request for inspection and copying, all books and records of the Tenant, any assignee or subtenant and their respective shareholders which, alone or with other data, may show the applicability or inapplicability of this Section.

     The foregoing does not apply to the Tenant as long as:

     (i) the Tenant is a public corporation whose shares are traded and listed on any recognized stock exchange in Canada or the United States; or

     (ii) the Tenant is a private corporation and is controlled by a public corporation described above in subsection (i).

     Furthermore, the following shall not be considered Transfers that require the Landlord's consent:

     a) change of control to a holding corporation or a subsidiary corporation of the Tenant or a corporation that is an affiliate of the Tenant (as defined in the Ontario Business Corporations Act) so long as such corporation remains an affiliate of the Tenant;

     b) change of control to any corporation formed as a result of a merger or amalgamation with the Tenant or its parent with another corporation or corporations;

     c) change in control among the shareholders of the Tenant in existence as of the commencement date.

6.3  Advertising Premises

     The Tenant shall not advertise or allow the Leased Premises or a portion thereof to be advertised as being available for assignment, sublease or otherwise without the prior written approval of the Landlord as to the form, size, content and location of such advertisement, which approval shall not be unreasonably withheld, provided that (i) no such advertising shall contain any reference to the Rent for the Leased Premises and (ii) any such advertising shall be on a standard ground-mounted real estate sign.

6.4  Disposition by Landlord

     If the Landlord sells or leases the Project, the Leased Premises or any part thereof, or assigns this Lease, and to the extent that the covenants and obligations of the Landlord under this Lease are assumed by the purchaser, lessee or assignee, the Landlord, without further written agreement, will be discharged and relieved of liability under the said covenants and obligations.

                                  ARTICLE VII
                                       USE

7.1  Use of Leased Premises

     (a) Subject to paragraph (b) of this Section, the Tenant shall not use the Leased Premises nor allow the Leased Premises to be used for any purpose other than for manufacturing and processing of steel tubular and rolled formed products and ancillary processes and products including UVC, lacquer and power coating of tubing and in respect of the Tenant Lands, for outside storage, access and egress and parking for customers, employees, workmen and invitees, but only to the extent
          (i) in compliance with the provisions of this Lease and (ii) permitted by all applicable laws, by-laws and other governmental regulations from time to time in force.

     (b) The Tenant covenants to not use or permit the Leased Premises to be used for any retail sales whatsoever.

     (c) The Tenant shall abide by the rules and regulations attached hereto as Schedule F and any other rules and regulations adopted by the Landlord and conveyed to the Tenant, provided such rules shall not contradict any term of this Lease.

7.2  Observance of Law

     The Tenant shall comply promptly with and conform to the requirements of all applicable statutes, by-laws, laws, regulations, ordinances and orders from time to time or at any time in force during the Term and affecting the condition, maintenance, repair, use or occupation of the Leased Premises (or equipment therein) and with every applicable regulation, order and requirement of the Insurance Advisory Organization or any body having similar functions or of any liability or fire insurance company by which the Landlord and the Tenant or either of them may be insured at any time during the Term, and, in the event of the default of the Tenant under the provisions of this Section, the Landlord may itself comply with any such requirements as aforesaid and the Tenant will forthwith pay all costs and expenses incurred by the Landlord in this regard and the Tenant agrees that all such costs and expenses shall be recoverable by the Landlord as if the same were Additional Rent reserved and in arrears under this Lease.

7.3  Waste and Nuisance

     The Tenant shall not do or suffer any waste, damage, disfiguration or injury to the Leased Premises or the fixtures and equipment thereof and shall not use or permit to be used any part of the Leased Premises for any dangerous, noxious or offensive trade or business nor use the Leased Premises in any manner which, in the opinion of the Landlord acting reasonably, is or with time would likely become detrimental to the Building or the Project, nor keep, sell, use, handle or dispose of any goods or things which may be objectionable nor cause or maintain any nuisance in, at or on the Leased Premises nor cause any annoyance, nuisance or disturbance to the occupiers or owners of any adjoining lands and/or premises and shall keep the Leased Premises free of hazardous waste and contamination and take reasonable precautions to protect the Leased Premises from danger of fire, water damage or the elements. Notwithstanding the foregoing, the Landlord acknowledges that the permitted use of the Leased Premises pursuant to this Lease is manufacturing and processing of steel tubular and rolled formed products and ancillary processes and products including UVC, lacquer and power coating of tubing and so long as such use is performed in accordance with all requirements of this Lease and good industry practices, such use shall not constitute a nuisance.

7.4  Signs

     The Tenant covenants and agrees not to affix or display or cause to be affixed or displayed any sign or signs on any part of the exterior of the Building (including, without limitation, the windows), without the prior written approval of the Landlord, which approval shall not be unreasonably withheld and subject to applicable municipal and other governmental regulations. The Tenant shall at its own cost remove all such signage at the expiration of the Term, or other sooner termination thereof, and forthwith repair all damage which may be caused or occasioned by such affixing and/or removal and this covenant shall survive the expiry or other termination of the Term.

7.5  Outside Storage

     Notwithstanding any provision to the contrary contained in this Lease, the Tenant shall be entitled to use the Tenant Lands for outside storage, for the storage of steel coils and other raw materials and finished products associated with its permitted use of the Leased Premises. The Tenant shall not allow any waste, refuse, garbage or other loose material to accumulate in the Leased Premises or on the Tenant Lands and will use covered metal receptacles for same and will arrange for waste removal service at regular intervals.

7.6  Overloading Floors

     The Tenant covenants that it will not bring upon the Building or any part thereof any machinery, equipment, article or thing that, by reason of its weight, size, configuration, operation or otherwise, might damage the Building and will not at any time overload or damage the floors of the Building. The Tenant shall remove any such machinery, equipment (including but not limited to mobile equipment such as a forklift), article or thing within five (5) days' written notice thereof and if any damage is caused to the Building by any machinery, equipment, article or thing or by overloading, the Tenant shall forthwith repair such damage at its own expense to the satisfaction of the Landlord.

7.7  Use of Common Areas and Facilities

     The Tenant shall have the right to the use of the Common Areas and Facilities of the Lands for itself and its invitees in common with the Landlord, other tenants, and their invitees. Such use shall be for the purpose of access to the Leased Premises, loading and receiving and parking while using the Leased Premises and such other purposes as may be approved by the Landlord, acting reasonably.

7.8  Contribution Toward Maintenance and Repair of Common Areas and Facilities

     The Tenant shall pay to the Landlord, as Additional Rent, its proportionate share of the costs and expenses incurred in maintaining, operating, repairing and replacing the Common Areas and Facilities. The Tenant shall pay its proportionate share of all such amounts as Additional Rent within 15 days of invoice by the Landlord. For clarity, in the event of any capital costs incurred in connection with the altering, repairing, replacing or upgrading of the Common Areas for access and egress to the Lands, the Tenant shall pay its proportionate share of such capital costs if such alterations, repairs, replacements or upgrades benefit the Tenant, as demonstrated by the Landlord, acting reasonably (provided if there is no benefit to the Tenant, the Tenant shall not bear any portion of such capital cost) and for such purposes, the Landlord shall provide the Tenant with prior notice of any such capital costs to be incurred.

7.9  Landlord Not to Permit Use of Lands to Disrupt Tenant

     The Landlord shall not use any part of the Lands or permit any part of the Lands to be used in a manner that materially adversely interferes with or disrupts the Tenant's use of the Leased Premises for the permitted use, including the Tenant's outside storage use. Without limiting the generality of the foregoing, the Landlord covenants not to permit any other tenant or occupant of the Lands to use any part of the Lands nor will it use any part of the Lands for any corrosive procedure, including through the use of lime, alkalines, acids or phosphates.

     Furthermore, to the extent the Landlord or any other tenant develops any part of the Lands, the Landlord covenants to use its best commercially reasonable efforts not to permit such development to materially disrupt or impede the Tenant's business or its egress and ingress from and to the Leased Premises.

7.10 Landlord to Maintain and Repair Common Areas and Facilities and Structure

     The Landlord covenants to replace the Structure of the Building at its cost (save and except to the extent such replacement is due to any act or omission of the Tenant or those for whom it is in law responsible) and to maintain, repair and replace the Common Areas and Facilities, including carrying out the Exterior Maintenance and Repair Work described in Schedule "C", and the Tenant shall pay its proportionate cost of such work as determined by the Landlord, acting reasonably.

                                  ARTICLE VIII
                             INSURANCE AND INDEMNITY

8.1  Tenant's Insurance

     The Tenant shall, at its expense, maintain in force during the Term and any other period of occupation (if any), in the name of the Tenant (with the Landlord, the Landlord's property manager and/or asset manager and the Landlord's mortgagee, if any, added as additional insureds) the following insurance:

     (a) comprehensive general liability insurance against claims for personal injury, death or property damage (including but not limited to tenants' legal liability, personal injury liability, products liability, property damage and contractual liability to cover all indemnities) with respect to the business or operations carried on in and from the Leased Premises, in amounts required by the Landlord and any mortgagee of the Building or any part thereof from time to time but in no event less than Five Million Dollars ($5,000,000.00) per occurrence;

     (b) insurance covering all contents of the Leased Premises and all other property for which the Tenant is responsible pursuant to this Lease and/or which has been installed by or on behalf of the Tenant (including without limitation all chattels, equipment, machinery, furniture, inventory, fixtures and all Leasehold Improvements) in an amount equal to the full replacement value thereof;

     (c) broad form boiler and machinery insurance on a blanket repair and replacement basis with limits for each accident in the amount of not less than the replacement cost of the Leased Premises and all
          Leasehold Improvements and of all boilers, pressure vessels, air-conditioning equipment and miscellaneous electrical apparatus in the Leased Premises;

     (d) business interruption insurance in such amounts as will reimburse the Tenant for direct or indirect loss of earnings including continuing and extra expenses attributable to all perils insured against by the Tenant hereunder; and

     (e) such other forms of insurance as may be reasonably required by the Landlord and its mortgagee from time to time.

     All policies required to be written on behalf of the Tenant pursuant to this Section shall contain the Landlord's mortgagee's standard mortgage clause as applicable, and shall contain a waiver of any subrogation rights which the Tenant's insurers may have against the Landlord and against those for whom the Landlord is in law responsible, whether any such damage is caused by the act, omission or negligence of the Landlord or those for whom the Landlord is in law responsible. All policies will have reasonable deductibles and will be primary and not call into contribution or be in excess of any other insurance available to the Landlord or any additional insureds. All policies shall be taken out with insurers acceptable to the Landlord and shall be in a form satisfactory from time to time to the Landlord. The Tenant agrees that certificates of insurance on the Landlord's standard form or if required by the Landlord or the Landlord's mortgagee certified copies of each such insurance policy will be delivered to the Landlord immediately after the placing, removal, amendment or extension of the required insurance. All policies shall contain an undertaking by the insurers to notify the Landlord and the Landlord's mortgagee in writing not less than thirty (30) days prior to any material change, cancellation or termination thereof.

     The Tenant agrees that if the Tenant fails to take out or keep in force any such insurance referred to in this Section, or should any such insurance not be approved by either the Landlord or the Landlord's mortgagee and should the Tenant not rectify the situation immediately after written notice by the Landlord to the Tenant, the Landlord has the right without assuming any obligation in connection therewith to effect such insurance at the sole cost of the Tenant and all outlays by the Landlord shall be immediately paid by the Tenant to the Landlord as Additional Rent without prejudice to any other rights and remedies of the Landlord under this Lease.

8.2  Landlord's Insurance

     The Landlord shall, throughout the Term, at the sole cost and expense of the Tenant, keep insured the Building and appurtenances thereto and when applicable, the Leased Premises, to the following extent: (

     a) against such loss or damage as are customarily insured against under a policy of insurance commonly known as a Multi-Peril or All-Risk policy;

     (b) if determined necessary by the Landlord, loss of rental income insurance with respect to fire and other usual perils for which such insurance is customarily issued for a period (as selected by the Landlord) of not less than six (6) months and not more than twelve
          (12) months for the Basic Rent and other sums payable as Additional Rent under this Lease; and

     (c) other casualties as are customarily insured against under insurance contracts normally entered into from time to time during the Term by owners of buildings in the area of a character similar to the Leased Premises in such amounts as in the reasonable opinion of the Landlord is necessary to protect the Landlord against loss or damage.

Notwithstanding anything contained in this Lease, including but not limited to the covenant of the Landlord to take out the aforesaid insurance or the contribution of the Tenant to the cost of such insurance, nothing in this Lease shall confer any insurable interest upon the Tenant in respect of such insurance and the Tenant acknowledges that it has no right to receive the proceeds or any part thereof from such insurance policies. The Tenant shall pay to the Landlord, within 15 days of invoice, as Additional Rent, the cost of the Landlord's insurance as set out above. In the event that the Landlord's insurance is in respect of the Project, the Landlord shall allocate the costs of same to the Leased Premises and the remainder of the Lands, acting reasonably.

8.3  Not to Affect Landlord's Insurance

     Neither the Tenant nor its officers, directors, agents, servants, licencees or concessionaires, assignees or subtenants shall bring onto the Leased Premises or the Project or do or omit or permit to be done or omitted to be done upon or about the Leased Premises or the Project anything which shall cause the rate of insurance upon the Leased Premises or the Project or any part thereof or its contents to be increased, and if the said rate of insurance shall be increased by reason of the use made of the Leased Premises even though such use may be a permitted use hereunder or by reason of anything done or omitted or permitted to be done or omitted to be done on the Project by the Tenant or its officers, directors, agents, servants, licensees, concessionaires, assignees or subtenants or by anyone permitted by the Tenant to be upon the Project or in the Leased Premises, the Tenant shall pay to the Landlord forthwith upon demand the amount of such increase.

8.4  Limit of Landlord's Liability

     The Landlord shall not be responsible in any way for any injury to any person (including but not limited to death) or for any loss of or damage to any property belonging to the Tenant or to other occupants of the Leased Premises or to their respective employees, agents, invitees, licensees or other persons from time to time attending at the Leased Premises or the Project while such person or property is in or about any part of the Project (including, without limitation, the Leased Premises), including without limiting the foregoing, any loss of or damage to any property caused by theft or breakage, or by steam, water, rain or snow or for any loss or damage caused by or attributable to the condition or arrangements of any electrical or other wiring or for any damage caused by smoke or anything done or omitted to be done by any other tenant of the Project or for any other loss whatsoever with respect to the Leased Premises, goods placed therein or any business carried on therein.

8.5  Limit of Tenant's Liability

     The Tenant shall not be liable to the Landlord for any direct injury, loss or damage required to be insured by the Landlord pursuant to paragraphs (a) or
(b) of Section 8.2 to the extent of the proceeds actually recovered by the Landlord under such policies of insurance.

8.6  Indemnity

     The Tenant shall promptly indemnify and save the Landlord harmless from any and all liabilities, damages, costs, expenses, claims, suits or actions arising out of any breach, violation or non-observance by the Tenant of any of its obligations under the Lease; from any damage to property while such property shall be in or about the Leased Premises including but not limited to the systems, furnishings and amenities thereof, as a result of the willful or negligent act or omission of the Tenant, its employees, agents, invitees or licensees; and from any injury to any employee, agent, invitee or licensee, of the Tenant, including but not limited to death resulting at any time therefrom, occurring on or about the Leased Premises or the Project and the Tenant shall pay all such costs and expenses to the Landlord forthwith upon demand (including, without limitation, legal fees on a solicitor and his own client basis). Notwithstanding anything else herein contained, this indemnity shall survive the expiry or earlier termination of the Term.

8.7  Limited Recourse

     The Tenant will look solely to the interest of the Landlord in the Project for the collection or satisfaction of any money or judgement which the Tenant may recover against the Landlord, and the Tenant will not look for the collection or satisfaction of any such money or judgement to the personal assets of any person who is at any time a partner, joint venturer or co-tenant in the Project.

                                   ARTICLE IX
                               CONTROL OF PROJECT

9.1   Control of Project

     (a) Subject to any express provision of this Lease to the contrary, the Project shall, at all times, be subject to the exclusive control of the Landlord and, without limiting the generality of the foregoing, the Landlord shall have the right from time to time throughout the
          Term:

          (i) to construct in, to or on the Project, to make alterations, additions and subtractions thereto and therefrom to erect new buildings on the Project;

          (ii) to monitor access to any of the parking areas by means of barriers, control booths or any other method which the Landlord deems proper;

          (iii) to change the location of driveways and sidewalks and the location, layout or size of the parking area, provided that the Tenant shall bear no part of the cost of same unless the Tenant receives some benefit from same; and

          (iv) to do or perform such other acts in and to the Project as the Landlord, acting as a prudent owner, deems advisable for the more efficient and proper operation of the Project.

     (b) The Landlord will operate and maintain the Project in such a manner as the Landlord in its sole discretion shall determine from time to time. Without limiting the scope of such discretion, the Landlord shall have the full right and authority to employ all personnel and to make all rules and regulations pertaining to and necessary for the proper operation and maintenance of the Project.

     (c) The Landlord shall not be liable for any diminution or alteration of the Common Areas and Facilities of the Project resulting from the exercise of the Landlord's rights under this Section and the Tenant shall not be entitled to a reduction or abatement of Rent or to compensation therefor.

     (d)  In the  exercise  of any of the  Landlord's  rights  set  out in  this
          Article IX, the Landlord shall not (unless on a temporary and emergency basis) prevent or permit anyone to prevent the Tenant's access to or egress from the Leased Premises and the Landlord shall use commercially reasonable efforts not to materially interfere with the Tenant's permitted use of the Leased Premises and reasonable use of Common Areas and Facilities and where reasonably possible, the Landlord shall communicate with the Tenant, provide prior written notice of such changes and attempt to coordinate with the Tenant to avoid or minimize potential disruptions to the Tenant's business. For clarity, the Landlord acknowledges that prevention of access to and egress from the Leased Premises would be a hardship to the Tenant and unless required for reasons of emergency, any disruption of access shall be temporary only, "temporary" in this Section meaning a number of hours or less, but in any event not to exceed one day, unless due to Force Majeure and the Landlord shall use reasonable efforts to avoid any disruptions to access and egress to the Leased Premises by the Landlord, its agents, contractors, subcontractors and others for whom the Landlord is at law responsible.

                                   ARTICLE X
                             DAMAGE AND DESTRUCTION

10.1 Abatement of Rent

     If the Building or any portion thereof is damaged or destroyed by fire or by other casualty against which the Landlord is required to insure under this Lease, Rent shall abate in proportion to the area of that portion of the Building which, in the reasonable opinion of the Landlord, is thereby rendered unfit for the purposes of the Tenant bears to the area of the entire Building (but only to the extent to which the Landlord actually receives proceeds under its loss of rental income insurance) until the Building is repaired and rebuilt as certified by the Landlord's Architect and the Landlord agrees that it will, with reasonable diligence, repair and rebuild the Building, subject to Section
10.2. The Landlord's obligation to rebuild and restore the Building shall not include the obligation to rebuild, restore, replace or repair any chattel, fixture, Leasehold Improvements, or any other thing that is the property of the Tenant and/or for which the Tenant is to maintain insurance under paragraph (b) of Section 8.1 (in this Section collectively called "Tenant's Improvements"); the Building shall be deemed repaired and rebuilt when the Landlord's Architect certifies that the Building has been substantially repaired and rebuilt to the state where the Tenant could occupy it for the purpose of rebuilding, restoring, replacing or repairing the Tenant's Improvements. The issuance of the certificate of the Landlord's Architect shall not relieve the Landlord of its obligation to complete the repairing and rebuilding as aforesaid, but the Tenant shall forthwith after issuance of such certificate proceed to rebuild, restore, replace and repair the Tenant's Improvements, and the provisions of Section 5.04 shall apply to such work, mutatis mutandis.

10.2 Termination

     Notwithstanding the provisions of Section 9.1 hereof, if:

     (a) the Building or any portion thereof is damaged or destroyed by any cause whatsoever and cannot in the reasonable opinion of the Landlord be rebuilt or made fit for the purposes of the Tenant as aforesaid within one hundred and eighty (180) days from the date of such damage or destruction; or

     (b) the Building is damaged or destroyed by an uninsured peril (provided that neither party was required to insure for such peril pursuant to the terms of this Lease),

the Landlord may, at its option, terminate this Lease by giving to the Tenant, within thirty (30) days after the date of such damage or destruction, notice of termination and thereupon Rent shall be apportioned and paid to the date of such damage or destruction and the Tenant shall immediately deliver up possession of the Leased Premises to the Landlord.

If neither party elects to terminate the Lease, the Landlord shall repair and rebuild the Building in accordance with the provisions of Section 9.1 hereof. Notwithstanding anything to the contrary in this Lease, the Landlord shall have no obligation to rebuild the Building in the event of any damage and destruction occurring during the last year of the Term (regardless of estimated time required to rebuild).

                                   ARTICLE XI
                                     DEFAULT

11.1 Events of Default

     An "Event of Default" shall occur whenever:

     (a) the Tenant fails to pay the Rent hereby reserved or any part thereof on the day appointed for payment thereof, whether lawfully demanded or not;

     (b) the Tenant shall have breached or failed to comply with any of its covenants and agreements contained in this Lease (save for non-payment of Rent) and shall have failed to remedy such breach or non-compliance within fifteen (15) days (or such longer period as the Landlord may reasonably determine, having regard to the nature of the default) after written notice thereof given by the Landlord to the Tenant;

     (c) the Tenant shall make any assignment for the benefit of creditors or become bankrupt or insolvent or take the benefit of any Act now or hereinafter in force for bankrupt or insolvent debtors;

     (d) the Tenant is a corporation and any order shall be made for the winding-up of the Tenant or other termination of the corporate existence of the Tenant;

     (e) the Tenant makes or attempts to make a bulk sale of assets not in the ordinary course of the Tenant's business;

     (f) a trustee, receiver, interim receiver, receiver and manager, custodian or liquidator is appointed for the business, property, affairs or revenue of the Tenant;

     (g) this Lease or any of the Tenant's assets on the Leased Premises are taken or seized under writ of execution, an assignment, pledge, charge, debenture or other security instrument;

     (h)  the Tenant abandons or attempts to abandon the Leased Premises;

     (i) the Leased Premises shall be used by any person other than the Tenant or the Tenant's permitted assignees or for any purpose other than as set out in Section 7.1;

     (j) any insurance policy on the Building or any part thereof shall be cancelled or shall be threatened by the insurer to be cancelled or the coverage thereunder reduced in any way by the insurer by reason of the use or occupation of the Leased Premises or the Project or any part thereof by the Tenant and the Tenant shall have failed to remedy the condition giving rise to such cancellation, threatened cancellation or reduction of coverage within forty-eight (48) hours' written notice given by the Landlord to the Tenant;

     (k) the Tenant sells or disposes of the goods, chattels or equipment in the Leased Premises or removes, commences or threatens to remove them from the Leased Premises so that in the opinion of the Landlord there would not, in the event of such sale, disposal or removal, be sufficient goods on the Leased Premises subject to distress which would satisfy all Rent due or accruing hereunder for a period of six
          (6) months;

     (l) the Tenant shall at any time during the Term use the Leased Premises, whether within the use permitted by Section 7.1 or not, in a manner which imposes upon the Landlord any obligation to modify, extend, alter or replace any part of the Leased Premises or any of the machinery, equipment or other facilities used in connection with the Leased Premises, which obligation is not fulfilled by the Tenant at its own cost in a timely manner; or

     (m) the Building is vacant for any period in excess of fifteen (15) days other than during repairs or renovations or temporary holiday closure.

Notwithstanding the Bankruptcy and Insolvency Act (Canada) or otherwise, upon the occurrence of an Event of Default, the then current month's Rent and next ensuing three (3) months' Rent shall immediately become due and be paid by the Tenant to the Landlord as accelerated Rent and the Landlord may immediately distrain for the same together with any Rent arrears then unpaid.

11.2 Right of Re-entry

     (a) Upon the occurrence of an Event of Default, the Landlord may at any time thereafter, without notice to the Tenant, re-enter the Leased Premises or any part thereof in the name of the whole and, at the Landlord's option, and without prejudice to the Landlord's right to recover all Rent payable under this Lease for the remainder of the Term, terminate this Lease and all the rights of the Tenant thereunder, provided that no action of the Landlord shall be deemed to be a termination of this Lease except an express termination of this Lease in writing.

     (b) If and whenever the Landlord exercises its option to re-enter the Leased Premises and terminate this Lease pursuant to paragraph (a) of this Section:

          (i) the Tenant shall immediately vacate the Leased Premises and the Landlord may remove or cause to be removed from the Leased
               Premises the Tenant and/or any other occupant or occupants thereof and may remove all property therefrom and sell or dispose of such property as the Landlord considers appropriate without liability for loss or damage and without prejudice to the rights of the Landlord to recover arrears of Rent or damages incurred by the Landlord;

          (ii) the Landlord shall be immediately entitled to the payment of Rent up to the date of termination together with all expenses incurred by the Landlord in respect of such termination and the value of the Rent, calculated at the date of termination, for the unexpired portion of the Term.

11.3 Reletting

     At any time when the Landlord is entitled to re-enter the Leased Premises or terminate this Lease, the Landlord may without notice to the Tenant and without terminating the Lease enter upon and take custody of the Leased Premises in the name of and as agent of the Tenant, together with all of the Tenant's improvements, fixtures and furnishings, and sublet the Leased Premises in the name of and as the agent of the Tenant on whatever terms the Landlord may deem appropriate but no such action by the Landlord shall waive any of the obligations of the Tenant or limit the subsequent exercise of any of the Landlord's remedies for default. If the Landlord shall sublet the Leased Premises as aforesaid, the Landlord shall be entitled to receive all sublease rent and apply the same in its discretion to any indebtedness of the Tenant to the Landlord under this Lease and/or to the payment of any costs and expenses of reletting, and the Landlord shall be liable to account to the Tenant only for the excess, if any, of monies actually received by it. If the sublease rent is less than is necessary to pay and discharge all the then existing and continuing obligations of the Tenant hereunder, the Tenant shall pay such deficiency to the Landlord upon demand from time to time. Notwithstanding any such re-entry and subletting without termination, the Landlord may at any time thereafter terminate this Lease by reason of the previous or any other default under the Lease and the provisions of Section 10.02 shall apply.

11.4 Distress

     The Tenant waives and renounces the benefit of any present or future statute taking away or limiting the Landlord's right of distress, and covenants and agrees that notwithstanding any such statute, none of the goods and/or chattels of the Tenant on the Leased Premises at any time during the Term shall be exempt from levy by distress for rent in arrears.

11.5 Right of Landlord to Cure Defaults

     If the Tenant fails to perform or cause to be performed any of the covenants or obligations of the Tenant herein, the Landlord shall have the right (but shall not be so obligated) to perform or cause to be performed and to do or cause to be done such things as may be necessary or incidental thereto (including without limiting the foregoing, the right to make repairs, installations, erections and expend monies), and all payments, expenses, charges, fees and disbursements incurred or paid by or on behalf of the Landlord in respect thereof shall be deemed to be Additional Rent and shall be paid by the Tenant to the Landlord within ten (10) days' written demand therefor together with all reasonable legal and administrative costs of the Landlord in respect thereof.

11.6 Remedies Not Exclusive

     Mention in this Lease of any particular remedy or remedies in respect of any default or threatened default by the Tenant in the performance of its obligations shall not preclude the Landlord from exercising, or limit the extent of, any other remedy in respect thereof, whether at law, in equity or pursuant to any express provision hereof. No remedy shall be interpreted as exclusive or dependent upon any other remedy, and the Landlord may from time to time exercise any one or more of such remedies independently or in combination.

11.7 Non-Waiver

     No condoning, excusing or overlooking by the Landlord of any default, breach or non-observance by the Tenant at any time or times in respect of any covenant, proviso or condition herein contained shall operate as a waiver of the Landlord's rights hereunder in respect of any continuing or subsequent default, breach or non-observance, or so as to defeat or affect in any way the rights of the Landlord herein in respect of any such continuing or subsequent default or breach, and no waiver shall be inferred from or implied by anything done or omitted by the Landlord, save only an express waiver by the Landlord in writing.

11.8 Recovery of Adjustments

     The Landlord shall have (in addition to any other right or remedy of the Landlord) the same rights and remedies in the event of default by the Tenant in payment of any amount payable by the Tenant hereunder as the Landlord would have in the case of default in payment of Rent.

                                  ARTICLE XII
                       SUBORDINATION AND ACKNOWLEDGEMENTS

12.1 Mortgages

     At the option of the Landlord, this Lease shall be subject and subordinate to any and all mortgages, charges and deeds of trust, which may now or at any time hereafter affect the Leased Premises in whole or in part, or the Project or Lands, or the Building whether or not any such mortgage, charge or deed of trust affects only the Leased Premises or the Lands or the Building or affects other premises as well. On request at any time and from time to time of the Landlord or of the mortgagee, chargee or trustee under any such mortgage, charge or deed of trust, the Tenant shall promptly, at no cost to the Landlord or mortgagee, chargee or trustee:

     (a) attorn to such mortgagee, chargee or trustee and become its tenant of the Leased Premises or the tenant of the Leased Premises of any purchaser from such mortgagee, chargee or trustee in the event of an exercise of any permitted power of sale contained in any such mortgage, charge or deed of trust for the then unexpired residue of the Term on the terms herein contained; and/or

     (b) postpone and subordinate this Lease to such mortgage, charge or deed of trust to the intent that this Lease and all right, title and interest of the Tenant in the Leased Premises shall be subject to the rights of such mortgagee, chargee or trustee as fully as if such mortgage, charge or deed of trust had been executed and registered and the money thereby secured had been advanced before the execution of this Lease (and notwithstanding any authority or consent of such mortgagee, or trustee, express or implied, to the making of this Lease).

Any such attornment or postponement and subordination shall extend to all renewals, modifications, consolidations, replacements and extension of any such mortgage, charge or deed of trust and every instrument supplemental or ancillary thereto or in implementation thereof. The Tenant shall forthwith execute any instruments of attornment or postponement and subordination which may be so requested to give effect to this Section.

Any such mortgagee, chargee or trustee under any mortgage, charge or deed of trust may, at its option, subordinate its interest in such mortgage, charge or deed of trust to the interest of the Tenant in this Lease and the Leased Premises.

The Landlord shall, upon written request of the Tenant, obtain for the Tenant a non-disturbance agreement from any current mortgagee, on such mortgagee's standard form.

12.2 Certificates

     The Tenant shall, within not more than ten (10) days' written request therefor, execute and return to the Landlord as required by the Landlord from time to time and without cost to the Landlord, a statement in writing certifying that this Lease is unmodified and in full force and effect (or if modified, stating the modifications and that the Lease is in full force and effect as modified), the amount of the annual Basic Rent then being paid hereunder, the dates to which the same, by instalment or otherwise, and other charges hereunder have been paid, the amount of any prepaid Rent, whether or not there is any existing default on the part of the Landlord of which the Tenant has notice, and any other information reasonably required.

                                  ARTICLE XIII
                               ACCESS BY LANDLORD

13.1 Entry by Landlord

     The Tenant shall permit the Landlord and its agents, employees and workmen to enter upon the Leased Premises from time to time, during normal business hours, on at least 24 hours advance written notice (except no notice shall be required in the event of a real or perceived emergency), for the purpose of inspecting and making repairs, alterations or improvements to the Leased Premises and the Tenant shall not be entitled to any compensation for any inconvenience, nuisance or discomfort occasioned thereby.

13.2 Exhibiting Leased Premises

     The Tenant shall permit the Landlord or its agents to exhibit the Leased Premises to prospective tenants during the last six (6) months of the Term and to prospective purchasers at any time during the Term, during normal business hours upon at least two (2) business days advance written notice.

                                  ARTICLE XIV
                                  MISCELLANEOUS

14.1 Notice

     (a) Any notice, request, statement or other writing pursuant to this Lease shall be deemed to have been given if delivered by personal delivery or courier, or if mailed by registered prepaid post as follows:

          In the case of the Landlord, to:

          Agellan  Investments Inc.
          156 Front Street West, Suite 301
          Toronto, ON  M5J 2L6

          Attention:  Frank Camenzuli

          And in the case of the Tenant, to:

          the Leased Premises

          Attention: Peter Farquhar, Chief Executive Officer

and such notice shall be deemed to have been received by the Landlord or the Tenant (as applicable) on the third business day after the date on which it shall have been so mailed (provided that in the event that there is an interruption of postal service, the aforesaid period shall be extended for a period equivalent to the period of such interruption), or if delivered by personal delivery or courier, on the date of such personal delivery or courier if received prior to 5:00 p.m. and if received after 5:00 p.m., on the next business day.

     (b) Notice shall also be sufficiently given if and when the same shall be delivered, in the case of notice to the Landlord, to an executive officer of the Landlord, and in the case of notice to the Tenant, to him personally or to an officer or manager of the Tenant if the Tenant is a corporation. Such notice, if delivered, shall be conclusively deemed to have been given and received at the time of such delivery. If in this Lease two or more persons are named as Tenant, such notice shall also be sufficiently given if and when the same shall be delivered personally to any one of such persons.

          Either the Landlord or the Tenant may from time to time, by notice to the other as aforesaid, designate another address in Canada to which notices issued more than ten (10) days thereafter shall be addressed.

14.2 Registration

     The Tenant covenants and agrees with the Landlord that the Tenant will not register or record this Lease or any part thereof against the title to the Lands or any part thereof except by way of notice which shall be subject to the prior written approval of the Landlord and which shall only describe the parties, the Leased Premises and the Term. The Tenant covenants to execute and return to the Landlord such notice, prepared by the Landlord in registrable form setting out the aforesaid details, within ten (10) days' written request therefor.

14.3 Planning Act

     Where applicable, this Lease shall be subject to the condition that it is effective only if the Planning Act (Ontario) is complied with. Pending such compliance, the Term and any extension periods shall be deemed to be for a total period of one (1) day less than the maximum lease term permitted by law without such compliance.

14.4 Obligations as Covenants

     Each obligation or agreement of the Landlord or the Tenant expressed in this Lease, even though not expressed as a covenant, is considered to be a covenant for all purposes.

14.5 Severability

     Any provision of this Lease that is determined to be illegal or unenforceable at law shall be considered separate and severable from the remaining provisions which shall remain in force and be binding upon the Landlord and the Tenant.

14.6 Overholding

     If the Tenant shall continue to occupy all or part of the Leased Premises after the expiration of the Term with the consent of the Landlord, and without any further written agreement, the Tenant shall be a monthly tenant at one hundred and twenty five percent (125%) of the monthly Basic Rent payable during the last year of this Lease and otherwise on the terms and conditions herein set out except as to length of tenancy.

14.7     Unavoidable Delays

     Whenever and to the extent the Landlord is unable to fulfil or shall be delayed or restricted in the fulfilment of any obligation hereunder by reason of being unable to obtain the material, goods, equipment, service, utility or labour required to enable it to fulfil such obligation or by reason of any statute, law, regulation, by-law or order or by reason of any other cause beyond its reasonable control, whether of the same nature as the foregoing or not, the Landlord shall be relieved from the fulfilment of such obligation for so long as such cause continues and the Tenant shall not be entitled to compensation for any inconvenience, nuisance or discomfort thereby occasioned. There shall be no deduction from the Rent or other monies payable under this Lease by reason of any such failure or cause.

14.8 Evidence of Payments

     The Tenant shall produce to the Landlord upon request, satisfactory evidence of due payment by the Tenant of all payments required to be made by the Tenant under this Lease.

14.9 Goods and Services Tax

     Any amount which is, by the terms of the Lease payable by the Tenant to the Landlord and which is subject to Goods and Services Tax ("GST") pursuant to the Excise Tax Act (Canada) shall be deemed to be exclusive of GST with the intent that GST shall be calculated thereon and paid by the Tenant to the Landlord at the time such amount is payable pursuant to the terms of the Lease.

14.10 Time of Essence

     Time shall be of the essence of this Lease and every part thereof.

14.11 Law

     This Lease shall be governed by and construed in accordance with the laws of the Province of Ontario.

14.12 Captions/Headings

     The captions appearing in the margin of this Lease and in the headings to the Articles of this Lease have been inserted as a matter of convenience of reference only and do not in any way whatsoever define, limit or enlarge the scope or meaning of this Lease or any part thereof.

14.13 Joint and Several Liability

     If the Tenant shall be comprised of more than one (1) party, the liability of each such party under this Lease shall be joint and several.

14.14 Tenant Partnership

     If the Tenant shall be a partnership, each person who shall be a member of such partnership or successor thereof shall be and continue to be jointly and severally liable for the performance and observance of all covenants, obligations and agreements of the Tenant under this Lease even if such person ceases to be a member of such partnership or successor thereof.

14.15 Environmental Covenants

     For the purposes of this Section, "Hazardous Substances" means any contaminant, pollutant, dangerous substance, potentially dangerous substance, noxious substance, toxic substance, hazardous waste, flammable, explosive or radioactive material, urea formaldehyde foam insulation, asbestos, PCB's or any other substances or materials that are declared or defined to be hazardous, toxic, contaminants or pollutants in or pursuant to any applicable federal, provincial or municipal statute, by-law or regulation.

     The Tenant shall, at its own cost, comply with all laws, regulations and government orders or directions relating to the use, generation, manufacture, production, processing, storage, transportation, handling, release, disposal, removal or cleanup of Hazardous Substances and the protection of the environment ("Environmental Laws") on, under or about the Project and the Leased Premises. The Tenant shall not use or cause or permit to occur the generation, manufacture, production, processing, storage, handling, release, presence, introduction or disposal (each such action referred to as "handling") of any Hazardous Substance on, under or about the Project or the Leased Premises or the transportation to or from the Project or the Leased Premises of any Hazardous Substance except as specifically disclosed to the Landlord and permitted under this Lease. Upon the request of the Landlord during the Term, the Tenant shall provide to the Landlord an independent audit report, in form and substance and from qualified experts approved by the Landlord acting reasonably, regarding Hazardous Substances on, under or about: (i) the Project (if handled by the Tenant, its employees, agents or anyone for whom the Tenant is in law responsible); or (ii) the Leased Premises during the Term.

     If the Tenant shall bring or create upon the Project, including the Leased Premises, any Hazardous Substances, then such Hazardous Substances shall be and remain the sole property of the Tenant. Upon demand by any governmental authority or the Landlord that removal or a cleanup be undertaken because of the presence, introduction, deposit, emission, leak, spill, discharge of Hazardous Substances at the Leased Premises during the Term, the Tenant shall promptly at its own expense, take all remedial action necessary to carry out a full and complete removal, cleanup and remediation in accordance with the law and any governmental order, directive or requirement. No action by the Landlord and no attempt by the Landlord to mitigate damages under any law shall constitute a waiver or release of the Tenant's obligations hereunder.

     In addition to and without restricting any other obligations or covenants herein, the Tenant covenants that it will (i) comply in all respects with all Environmental Laws relating to the Project, the Leased Premises or the use of the Project and the Leased Premises; (ii) promptly notify the Landlord in writing of any notice by any governmental authority alleging a possible violation of or with respect to any other matter involving any Environmental Laws relating to operations in the Leased Premises or relating to any person for whom it is in law responsible or any notice from any other party concerning any release or alleged release of any Hazardous Substance; and (iii) permit the Landlord to: (A) enter and inspect the Leased Premises and the operations conducted therein; (B) conduct tests and environmental assessments or appraisals; (C) remove samples from the Leased Premises; (D) examine and make copies of any documents or records relating to the Leased Premises and interview the Tenant's employees as necessary. The Tenant shall promptly notify the Landlord of the existence of any Hazardous Substance in, on or under the Leased Premises.

     The Tenant shall indemnify and hold the Landlord harmless at all times from and against any and all losses, damages, penalties, fines, costs, fees and expenses (including legal fees on a full indemnity basis and consultants' fees and expenses) resulting from any breach of or non-compliance with the foregoing environmental covenants of the Tenant and any legal or administrative action commenced by, or claim made or notice from, any third party, including, without limitation, any governmental authority, to or against the Landlord and pursuant to or under any Environmental Laws or concerning a release or alleged release of any Hazardous Substance at the Project including the Leased Premises into the environment and related to or as a result of the operations of the Tenant or those acting under its authority or control at the Leased Premises, and any and all costs associated with air quality issues, if any.

     The Tenant's covenants, obligations and liabilities hereunder shall survive the expiration or termination of this Lease.

14.16 Tenant's Remediation Obligations/Landlord's Indemnity

     For the purposes of this Section 14.16:

     (a) "Applicable Environmental Standards" means those generic standards for industrial/commercial sites with non-potable ground water conditions and medium to fine grained soils for Table 3 Sites as set out in the document entitled "Soil, Ground Water and Sediments Standards for Use Under Part XV.1 of the Environmental Protection Act, March 9, 2004" published by the Ministry of the Environment (Ontario) and referenced in Ontario Regulation 153/04;

     (b) "Contaminated Areas" means the following specific portions of the Leased Premises: (i) the petroleum hydrocarbon impacted soil located around the Slitting Area Sump; (ii) the boron impacted soils around Mills 2 and 3; (iii) the beryllium impacted soils located around the east end of Mill 1; and (iv) the petroleum hydrocarbon/xylene impacted soils located around the east end of Mill 3, all as expressly identified in Section 11 of the Environmental Report and shown as impacted areas on Figure 3 of the Environmental Report; and

     (c) "Environmental Report" means the Summary Report, May - October 2006 Subsurface Investigation, dated November 3rd, 2006, prepared by TRY Environmental Services Inc. and addressed to the Vendor and to 2495 Haines Road Holdings Ltd..

     Without limiting the generality of Section 14.15 hereof, the Tenant covenants and agrees that at such time as the Tenant vacates the Leased Premises, whether upon the expiration or sooner termination of this Lease or otherwise (excluding a Transfer to which the Landlord has consented in writing), the Tenant shall, at its sole cost, remediate the Contaminated Areas of the Leased Premises to the Applicable Environmental Standards and shall, without limitation, remediate and remove therefrom all Hazardous Substances, as defined in Section 14.15 hereof, as may be required to satisfy the Applicable Environmental Standards all within one (1) year of that date which is the earlier of: (i) the date of expiration or other termination of the Term; and
(ii) that date on which the Tenant ceases active operation of its business from the Leased Premises. The Tenant shall provide to the Landlord in that regard a report or certificate of a qualified environmental engineering consultant acceptable to the Landlord, acting reasonably, confirming that the Contaminated Areas have been remediated to the Applicable Environmental Standards. The Tenant shall, in addition, and at its sole cost, following the completion of such remediation, restore to a condition equivalent to that which existed as immediately prior to the commencement of such remediation, any damage occasioned to the floor slab or any other portion of the Building as a direct or indirect result of the remediation undertaken by or on behalf of the Tenant pursuant to this Section 14.16.

     In consideration of, and subject only to, the Tenant's remediation obligations contained in this Section 14.16, the Landlord hereby acknowledges and agrees that it is satisfied with the environmental condition of the Project, including the Leased Premises, as at the commencement of the Term and the Landlord hereby releases the Tenant, and agrees to protect, indemnify and save the Tenant harmless, in respect of any claims, actions, damages, liabilities and expenses, including any fines, penalties, payments and/or damages (for the purposes of this Section 14.16 a "Claim") relating to, arising out of, resulting from or in any way connected with the existence upon any portion of the Project or the Leased Premises (other than the Contaminated Areas) of any Hazardous Substance as at the date of commencement of the Term. For greater certainty, the Landlord and Tenant acknowledge and agree that this release and indemnity shall survive the expiration or sooner termination of this Lease, but shall extend and apply only to any Claim relating to the environmental condition of the Project or the Leased Premises as at the date of commencement of the Term, it being acknowledged and agreed that this release and indemnity shall not extend to, and the Tenant shall be solely responsible for, any such Claim or Claims relating to, arising out of, resulting from or in any way connected with a breach by the Tenant during the Term of the Tenant's covenants set out in Section 14.15 hereof (including, without limitation, any exacerbation of any existing Hazardous Substance on, under or in the Leased Premises and/or the Project at the commencement of the Term or exacerbation of any loss or damage in connection therewith, to the extent of such exacerbation), in respect of any of which breach or Claim the Tenant's indemnity set out in Section 14.15 shall apply.

     For clarity, it is acknowledged and agreed that any consent by the Landlord to a Transfer, or any transfer by operation of law or otherwise, shall not release the Tenant of any of its obligations under this Section 14.16 and any Transferee of all or any part of the Leased Premises shall be jointly and severally liable with the Tenant for all covenants, obligations and liabilities under this Section 14.16. The Tenant's covenants, obligations and liabilities hereunder shall survive expiration or termination of this Lease.

14.17 Easements

     The Tenant acknowledges that the Lands are subject to such rights-of-way and other easements as are designated, if any, in Schedule "A" hereto. The Tenant agrees to postpone this Lease, upon demand by the Landlord, to:

     (i) such further easements in favour of adjoining lands for purposes of ingress and egress as may be requested by the Landlord from time to time; and

     (ii) easements  regarding  utilities as may be required  from time to time.

14.18 Entire Agreement

     The Tenant acknowledges that there have been no representations made by the Landlord which are not set out in the Lease. The Tenant further acknowledges that the Lease constitutes the entire agreement between the Landlord and Tenant and may not be modified except as herein explicitly provided or by subsequent agreement in writing duly signed by the Landlord and the Tenant.

14.19 Effect of Lease

     This Indenture and everything herein contained shall extend to and bind and may be taken advantage of by the respective heirs, executors, administrators, successors and assigns, as the case may be, of each of the parties hereto, subject to the granting of consent by the Landlord as provided herein to any assignment or sublease, and where there is more than one tenant or there is a female party or a corporation, the provisions hereof shall be read with all grammatical changes thereby rendered necessary and all covenants shall be deemed joint and several. Any release, indemnity or covenant for the benefit of the Landlord shall apply equally to the extent the context allows, to all agents, directors, officers, employees, property managers and mortgagees of the Landlord.

14.20 Options to Extend

     Subject to the following terms hereof, the Tenant shall be entitled to extend the this Lease for two (2) further and consecutive periods of five (5) years each (with the first (the "First Extension Term") commencing on the day after the expiry date of the original Term of this Lease, the second (the "Second Extension Term") commencing on the day after the expiry date of the First Extension Term, and each an "Extension Term"), provided that, as preconditions to the Tenant exercising such right, the Tenant shall:

     (a)  intentionally deleted;

     (b) not then be in default of this Lease and shall not have been in material or repeated default hereunder; and

     (b) have given written notice to the Landlord of the exercise of this option at least nine (9) months prior to the expiry of the immediately preceding original Term or the First Extension Term, as the case may be.

Each such Extension Term shall be on the terms and conditions set out in this Lease, save and except that:

     (i) there shall be no further or other right of extension or renewal beyond the Second Extension Term;

     (ii) the Leased Premises shall be taken on an "as is" basis and there shall be no rent-free or fixturing periods, and no allowances or inducements or maximums and no obligation of the Landlord to perform or complete any Landlord's Work or other construction or renovations;

     (iii) the Basic Rent shall be equal to then prevailing market rent for similar premises in the area or if there are no similar premises in the area, then similar premises in similar areas, such areas to be as agreed to between the Landlord and Tenant, provided that the Basic Rent shall not be less than that payable immediately prior to such extension; and

     (iv) the Tenant shall enter into an agreement prepared by the Landlord at the Tenant's expense to give effect to the terms of such extension.

In the event that the Landlord and the Tenant are unable to agree upon the Basic Rent to be paid by the Tenant during any Extension Term by a date which is ninety (90) days prior to the expiry of the then current original Term or First Extension Term, as the case may be, then the Basic Rent shall be determined by a single real estate appraiser mutually selected by the Landlord and Tenant, based on the considerations set out in (iii) above. In the event that the Landlord and Tenant cannot, in good faith, by the date that is eighty (80) days prior to the expiry of the then current original Term or First Extension Term, agree upon a single real estate appraiser, then each of the Landlord and Tenant shall, within 10 days thereafter, choose a real estate appraiser and those two appraisers shall together select a third appraiser and the market rent shall be determine by the three real estate appraisers, the market rent being the average of the two closest appraisals. Until such time as the Basic Rent payable is agreed between the Landlord and Tenant or until such time as the appraiser(s) decision is delivered, the Tenant shall pay to the Landlord 120% of the Basic Rent set forth in the Lease, which amount shall be adjusted to the commencement date of the applicable Extension Term once market rent is determined in accordance with this Section. If the Tenant fails to give the appropriate notice within the time limit set out herein for extending the Extended Term, then this provision shall be null and void and of no further force and effect.

14.21 Guarantee by Tarpon Industries Inc.

     The Tenant shall cause Tarpon Industries Inc. ("Tarpon") to guarantee all obligations of the Tenant hereunder, including, without limitation, payment by the Tenant of all Rent under this Lease, and to document such guarantee, Tarpon shall execute and deliver to the Landlord a guarantee in the form attached as Schedule "D", contemporaneous with execution and delivery of this Lease by the Tenant.

     IN WITNESS WHEREOF the parties hereto have duly executed this Lease.

LANDLORD:                           2495 HAINES ROAD HOLDINGS LTD.


                                    Per:
                                        ----------------------------------------
                                        Name: Terra Attard
                                        Title:  Authorized Signing Officer
                                        I have authority to bind the corporation


TENANT:                             STEELBANK TUBULAR INC.


                                    Per:
                                        ----------------------------------------
                                        Name:  James Bradshaw
                                        Title:   Chairman and Chief
                                        Executive Officer
                                        I have authority to bind the Corporation

                                  SCHEDULE "A"

                              DESCRIPTION OF LANDS


PIN:  13340-0023 (LT)

That part of Lot 9, Concession 1, South of Dundas Street, and those Parts of Lots 33, 34, and 35, Plan G-14, designated as Part 1, Plan 43R-967, City of Mississauga, Regional Municipality of Peel.

                                  SCHEDULE "B"

                                   DEFINITIONS


For the purposes of this Lease:

     (a)  "Additional  Rent" means all amounts  payable by the Tenant  under the
          provisions  of  this  Lease,   whether  payable  to  the  Landlord  or
          otherwise, over and above Basic Rent.

     (b) "Basic Rent" means those amounts set out as Basic Rent in Section 2.2 of this Lease.

     (c) "Building" means the industrial building of approximately 87,848 square feet erected on the Tenant Lands and municipally known as 2495 Haines Rd. in the City of Mississauga.

     (d) "Capital Tax" means the taxes or excises, imposed by any and all taxing authorities having jurisdiction, upon the Landlord and/or the owners of the Project based upon or computed by reference to the capital employed or invested by the Landlord and/or the owners of the Project, the Lands, buildings and improvements thereto, provided that in the event the Landlord owns property other than the Project, Capital Tax shall be equitably allocated for the Project.

     (e) "Common Areas and Facilities" means the internal access road as outlined in green in the sketch attached as Schedule "E", as same may be expanded, contracted or altered by the Landlord from time to time.

     (f) "Landlord's Architect" means a qualified architect, engineer or Ontario Land Surveyor from time to time chosen by the Landlord.

     (g) "Lands" means the parcel of land described in Schedule "A" hereto as may be contracted, expanded or altered from time to time.

     (h) "Lease" means this Lease and any schedules attached hereto and any amendments from time to time made to this Lease in accordance with the provisions herein set out.

     (i)  "Leased Premises" means the Tenant Lands and the Building.

     (j) "Leasehold Improvements" means all fixtures (save for trade fixtures), installations, additions, improvements and alterations made, erected or installed in or on the Leased Premises by or on behalf of the Tenant.

     (k) "Project" means the Building, the Lands and all other improvements and structures on the Lands.

     (l)  "Rent" means Basic Rent and Additional Rent.

     (m) "Structure" means the foundations, steel structure, joists, beams and structural columns of the Building (excluding all parts of the roof including the deck and membrane) and "Structural" shall have a corresponding meaning.

     (n) "Taxes" means all taxes, rates, duties, levies and assessments whatsoever (imposed by any and all taxing authorities having jurisdiction) levied, charged or assessed upon the Lands and Building or upon any part or parts thereof and all improvements now or hereafter erected or placed on the Lands, or charged against the Landlord on account thereof, including but not limited to local improvement charges (but excluding profit and excess profit taxes and taxes assessed upon the income of the Landlord). In addition to the foregoing, Taxes shall include any and all taxes, charges, levies or assessments which may in the future be levied, charged or assessed in lieu thereof or in addition thereto. Taxes shall also include all costs and expenses incurred by the Landlord in obtaining or attempting to obtain a reduction or prevent an increase in the amount thereof and the cost of all consultants, solicitors and accountants retained by the Landlord with respect thereto.

     (o) "Tenant Lands" means that portion of the Lands leased to the Tenant as part of the Leased Premises, as outlined in red in the sketch attached as Schedule "E".

     (p)  "Term"  means that period of time set out in Section 1.2 of this Lease
          (and  any  and  all  extensions  or  renewals   thereof,   as  may  be
          applicable).

     (q)  "Transfer"  has the  meaning  ascribed  thereto  in  paragraph  (a) of
          Section 6.1 of this Lease.

     (r)  "Transferee"  has the meaning  ascribed  thereto in  paragraph  (a) of
          Section 6.1 of this Lease.

                                  SCHEDULE "C"

                        EXTERIOR MAINTENANCE/REPAIR WORK


Snow Removal:       Snow removal, sanding and salting.

Paved Areas:        Maintain and repair all asphalt and paved areas (including but not limited to pavement surface, curbs, sidewalks, catchbasins and concrete dolley pads).

Sweeping:           Sweep entire access road.

                                  SCHEDULE "D"

                                FORM OF GUARANTEE


                               GUARANTEE AGREEMENT

     THIS AGREEMENT is dated November , 2006.

B E T W E E N:
                         2495 HAINES ROAD HOLDINGS LTD.

                         (the "Landlord")

                         - and -

                         TARPON INDUSTRIES INC.

                         (the "Guarantor")

     In order to induce the Landlord to sign the lease between the Landlord, as landlord, and Steelbank Tubular Inc., as tenant, dated November , 2006, (the "Lease"), the Guarantor agrees with the Landlord that:

1. Throughout the Term of the Lease and any extension or renewal, the Guarantor will (i) promptly pay all Rent and any other amounts payable by the Tenant under the Lease, whether to the Landlord or anyone else; (ii) promptly perform each and every obligation of the Tenant under the Lease; and (iii) indemnify and protect the Landlord from any losses or costs incurred by the Landlord (including legal fees) if the Tenant fails to pay the Rent or other amounts or to perform any of its obligations under the Lease.

2. Even if there is an Early Termination, the Guarantor will remain obligated under this Agreement throughout the Term and any renewals or extensions as though the Early Termination had not occurred. An "Early Termination" means a disaffirmance, disclaimer, repudiation, rejection or termination of the Lease (as a result of court proceedings or otherwise), or a surrender of the Lease which the Landlord did not accept in writing, which occurs prior to the originally specified expiry date of the Term or renewal or extension. If there is an Early Termination, the Guarantor will, at the Landlord's option, become the Landlord's tenant on the terms of the Lease.

3. This guarantee is absolute and unconditional. The Guarantor's obligations under this Agreement will not be affected by (a) any modifications to the Tenant's rights or obligations under the Lease; (b) the fact that the Landlord does not enforce any of the terms of the Lease; (c) any Transfer of the Lease by the Tenant or by any trustee, receiver or liquidator; (d) any consent which the Landlord gives to any Transfer; (e) any waiver by the Tenant of its rights under the Lease; (f) any additional security accepted by the Landlord from the Tenant;
(g) the expiry of the Term or any extension or renewal thereof; (h) the release or discharge of the Tenant by the Landlord or in any receivership, bankruptcy, winding-up or other creditors' proceedings or by operation of law; or (i) lack of notice of any of the foregoing. The Guarantor's obligations will not be affected by any repossession of the Leased Premises by the Landlord, except that if the Landlord re-lets the Leased Premises then the payments received by the Landlord (after deducting all costs and expenses of repossessing and reletting the Leased Premises) will be credited by the Landlord against the Guarantor's obligations under this Agreement.

4. The Landlord is not required to notify the Guarantor that the Landlord has accepted this Agreement or that the Tenant has failed to perform any of its obligations under the Lease. Nevertheless, if the Landlord wishes to send any notice to the Guarantor, it will deliver it or mail it by prepaid registered mail addressed to the Guarantor at its head office address or, at the Landlord's option, at the Leased Premises. Any notice will be considered to have been given on the day it was delivered, or if mailed, three (3) days after the date it was mailed. The Guarantor may notify the Landlord in writing of a substitute address for the above address. If two or more parties are named as Guarantor, the Landlord may give any notice to be given to the Guarantor to only one of the parties, and in doing so both of them will be considered to have been notified.

5. If there is a default under the Lease or under this Agreement, the Landlord will not be required to (a) proceed against or pursue anything against the Tenant first; (b) proceed against any security of the Tenant held by the Landlord; or (c) pursue any other remedy whatsoever. The Guarantor is not a mere guarantor; the Guarantor is primarily responsible for the Tenant's obligations under the Lease.

6. Even though the Landlord may have already taken action against the Guarantor under this Agreement because of a default under the Lease, and whether or not that action has succeeded or been completed, the Landlord may take further action against the Guarantor under this Agreement if there is any further default under the Lease.

7. This guarantee can only be modified in writing, signed by both the Guarantor and the Landlord.

8. If two or more parties are named as Guarantor, each party is responsible for the obligations of the Guarantor, both individually and together with the others.

9. All of the terms of this Agreement apply to the Guarantor and to its successors and permitted assigns, and may be enforced by the Landlord, its successors and assigns, and any holder of any mortgage or charge over all or any part of the lands on which the Leased Premises are located. This Agreement may be assigned by the Landlord free of any equities. The Guarantor shall not assign its obligations hereunder without the Landlord's prior written consent which may be withheld in the Landlord's sole, absolute and unfettered discretion.

10. The expressions "Rent", "Term", "Transfer" and "Leased Premises" used in this Agreement have the meanings they are given in the Lease.

11. This Agreement will be governed by the laws of the Province in which the Shopping Centre is located.

     THE LANDLORD AND GUARANTOR HAVE SIGNED BELOW, to confirm the terms of this Agreement.

                                     LANDLORD:
                                     2495 HAINES ROAD HOLDINGS LTD.


                                     Per:______________________________________

                                     Per:______________________________________

                                     I/we have authority to bind the corporation
---------------------------------    -------------------------------------------
                                 )
                                 )   GUARANTOR:
                                     TARPON INDUSTRIES INC.


                                     Per:______________________________________

                                                                            c/s

                                     Per:______________________________________

                                     I/we have authority to bind the corporation

                                  SCHEDULE "E"

                  SKETCH SHOWING LEASED PREMISES, THE LANDS AND
                         THE COMMON AREAS AND FACILITIES

                                  SCHEDULE "F"

                              RULES AND REGULATIONS